                           DURABLE POWER OF ATTORNEY

                                WITH RESPECT TO

           ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A
                                  (REGISTRANT)

                                      AND

                  ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK
                                  (DEPOSITOR)

The undersigned Director of Allstate Life Insurance Company of New York constitutes and appoints Angela K. Fontana, as her true and lawful attorney-in-fact and agent, in any and all capacities, to sign the following registration statements: File No. 333-148225, 333-100934 and 333-100935 of the Allstate Life of New York Variable Life Separate Account A and Allstate Life Insurance Company of New York, and any amendments thereto, and to file the same, with exhibits and other documents in connection therewith, with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable. I hereby ratify and confirm each and every act that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof. My subsequent disability or incapacity shall not affect this Power of Attorney.

April 15, 2016

/s/ MAUREEN A. BUCKLEY
---------------------------------------
Maureen A. Buckley
Director

                           DURABLE POWER OF ATTORNEY

                                WITH RESPECT TO

           ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A
                                  (REGISTRANT)

                                      AND

                  ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK
                                  (DEPOSITOR)

The undersigned Director of Allstate Life Insurance Company of New York constitutes and appoints Angela K. Fontana, as his true and lawful attorney-in-fact and agent, in any and all capacities, to sign the following registration statements: File No. 333-148225, 333-100934 and 333-100935 of the Allstate Life of New York Variable Life Separate Account A and Allstate Life Insurance Company of New York, and any amendments thereto, and to file the same, with exhibits and other documents in connection therewith, with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable. I hereby ratify and confirm each and every act that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof. My subsequent disability or incapacity shall not affect this Power of Attorney.

April 15, 2016

/s/ JOHN R. HURLEY
---------------------------
John R. Hurley
Director

                           DURABLE POWER OF ATTORNEY

                                WITH RESPECT TO

           ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A
                                  (REGISTRANT)

                                      AND

                  ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK
                                  (DEPOSITOR)

The undersigned Director, President and Chief Executive Officer of Allstate Life Insurance Company of New York constitutes and appoints Angela K. Fontana, as her true and lawful attorney-in-fact and agent, in any and all capacities, to sign the following registration statements: File No. 333-148225, 333-100934 and 333-100935 of the Allstate Life of New York Variable Life Separate Account A and Allstate Life Insurance Company of New York, and any amendments thereto, and to file the same, with exhibits and other documents in connection therewith, with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable. I hereby ratify and confirm each and every act that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof. My subsequent disability or incapacity shall not affect this Power of Attorney.


April 15, 2016

/s/ MARY JANE FORTIN
----------------------------------
Mary Jane Fortin
Director, President and
Chief Executive Officer